ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

SEPTEMBER 2015

onelibertyproperties.com

Safe Harbor

ONE LIBERTY PROPERTIES, INC.

The statements in this presentation, including targets and assumptions, state the Company's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include the key assumptions contained within this presentation, general economic conditions, local real estate conditions, increases in interest rates, tenant defaults, non-renewals, and/or bankruptcies, and increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained in the Company's SEC filings, and in particular the sections of such documents captioned "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". Copies of the SEC filings may be obtained from the Company or the SEC. The Company does not undertake to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise.

OLP – Investment Rationale

- Stockholder return & dividend
- Strategy - focus on real estate fundamentals
- Disciplined track record through economic cycles
- Active portfolio management
- Experienced management team
- Significant insider ownership

Financial & Portfolio Summary

ONE LIBERTY PROPERTIES, INC.

Number of Properties (as of September 1, 2015) (1):	119
Square Footage (1):	7.8 million
Current Occupancy (1):	98% +
Market Cap (2):	$357.2 million
Shares Outstanding (2):	16.6 million
Insider Ownership (3):	23.1%
Current Annualized Dividend:	$1.56
Dividend Yield (4):	7.2%

(1) Includes five properties owned by unconsolidated joint ventures
(2) Market cap is calculated using the shares outstanding and the closing stock price of OLP at September 8, 2015
(3) Based on OLP's proxy statement dated as of April 2015
(4) Based on closing stock price at September 8, 2015

Stockholder Return

5-Year Annualized Total Return (1)


31.2%
16.9%
15.5%
35%
30%
25%
20%
15%
10%
5%
0%
OLP
NAREIT Equity Index
S&P 500

(1) As of December 31, 2014

Stockholder Return

ONE LIBERTY PROPERTIES, INC.

10-Year Annualized Total Return (1)


9.2%
8.3%
7.7%
10%
8%
6%
4%
2%
0%
OLP
NAREIT Equity Index
S&P 500

(1) As of December 31, 2014

Growth in Operations



Historical FFO Per Share (1)
$1.80
$1.70
$1.60
$1.50
$1.61
$1.59
$1.66
$1.75
2011
2012
2013
2014



Historical AFFO Per Share (1)
$1.90
$1.80
$1.70
$1.60
$1.50
$1.56
$1.65
$1.75
$1.84
2011
2012
2013
2014

For the Six Months Ended June 30, 2015 (1):

FFO	$0.88
AFFO	$0.92

(1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO per diluted share may be found at the end of this presentation

Dividend Growth

ONE LIBERTY PROPERTIES, INC.


$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.32
82%
FFO Payout
Ratio (2)
$1.34
84%
FFO Payout
Ratio (2)
$1.42
86%
FFO Payout
Ratio (2)
$1.50
86%
FFO Payout
Ratio (2)
$1.56 (1)
For the Six
Months
Ended
6/30/15:
89%
FFO Payout
Ratio (2) (3)
2011
2012
2013
2014
2015

(1) Based on the annualized dividend rate in effect as of June 30, 2015
(2) Impacting the changes in the FFO payout ratio for the periods indicated are distributions of capital gains from property sales, which gains are excluded from the calculation of FFO
(3) Based on the total dividend paid for the six months ended June 30, 2015 of $0.78 per share

Steady Revenue Growth



ONE LIBERTY PROPERTIES, INC.
Total Revenues (1)
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
($ in millions)
For the 6 Months Ended June 30, 2015 (1):
Total Revenues $31.1 million
$35.2
$36.7
$40.9
$43.8
$51.0
$60.5
2009
2010
2011
2012
2013
2014

(1) Represents total revenues for each of the years ended December 31, 2009 through 2014, and for the six months ended June 30, 2015. Includes (a) all tenant related revenues, including straight-line rent accruals and amortization of intangibles and (b) a lease termination fee of $1.8 million in 2009, $1.3 million in 2014 and $650,000 for the six months ended June 30, 2015.

Stable Occupancy (1)



100.0%
90.0%
100.0%
Low Point
98.0%
99.0%
98.9%
98.1%
98.8%
99.6%
98.6%
98.8%
2007
2008
2009
2010
2011
2012
2013
2014
2015

(1) As at December 31 for each of 2009 through 2014 and as at June 30, 2015. Includes our unconsolidated joint ventures.

118 Properties in 30 States (as of June 30, 2015)

ONE LIBERTY PROPERTIES, INC.



Highest State Concentration by 2015 Contractual Rental Income (1)

State	Number of Properties	2015 Contractual Rental Income	% of 2015 Contractual Rental Income
Texas	12	$ 6,266,264	10.7%
New York	9	5,432,510	9.3
Georgia	13	4,607,686	7.9
Pennsylvania	10	4,596,157	7.9
South Carolina	4	4,210,693	7.2
	48	**$25,113,310**	**43.0%**

(1) Our 2015 contractual rental income includes (a) after giving effect to any abatements, concessions or adjustments, base rent payable to us in 2015 under leases existing at June 30, 2015 and (b) our $1.9 million share of the base rent payable to our unconsolidated joint ventures. Contractual rental income excludes straight-line rent accruals and amortization of intangibles.

Diversified Portfolio

ONE LIBERTY PROPERTIES, INC.

Type of Property	Number of Properties	2015 Contractual Rental Income	% of 2015 Contractual Rental Income
Retail – General	46	$ 18,073,487	31.0%
– Furniture	14	5,808,162	10.0
– Restaurant	19	3,879,051	6.7
– Office Supply	8	2,996,243	5.1
– Supermarket	3	2,818,230	4.8
Industrial	16	11,579,990	19.9
Flex	3	3,339,262	5.7
Health & Fitness	3	3,054,922	5.2
Other	6	6,768,000	11.6
	118	**$58,317,347**	**100.0%**

Diversified Tenant Base

Top Tenants

Tenant	Number of Properties	2015 Contractual Rental Income	% of 2015 Contractual Rental Income
Haverty Furniture Companies, Inc. (NYSE: HVT)	11	$ 4,568,723	7.8%
LA Fitness International, LLC	3	3,054,922	5.2
Office Depot, Inc. (NYSE: ODP)	8	2,996,243	5.1
Northern Tool & Equipment	1	2,697,150	4.6
Ferguson Enterprises, Inc.	1	2,466,630	4.2
	24	**$15,783,668**	**26.9%**

Lease Expirations

ONE LIBERTY PROPERTIES, INC.

Year Ending December 31,	Number of Expiring Leases	2015 Contractual Rental Income Under Expiring Leases	% of 2015 Contractual Rental Income Represented by Expiring Leases	Approximate Square Feet Subject To Expiring Leases	% of Square Feet Represented by Expiring Leases
2015	8	$ 1,611,973	2.8%	394,430	5.3%
2016	18	2,758,268	4.7	331,996	4.5
2017	22	2,539,010	4.4	164,119	2.2
2018	31	5,510,738	9.4	658,113	8.8
2019	17	1,839,388	3.2	246,528	3.3
2020	14	4,721,864	8.1	211,881	2.8
2021	13	3,601,904	6.2	478,454	6.4
2022	12	11,563,973	19.8	1,864,059	25.0
2023	8	4,010,483	6.9	564,614	7.6
2024	4	1,358,143	2.3	207,779	2.8
2025 & Beyond	32	18,801,603	32.2	2,333,026	31.3
	179	$58,317,347	100.0%	7,454,999	100.0%

Acquisition Track Record

- Acquired $76.3 million of properties through September 1, 2015
- Current pipeline of diverse opportunities in excess of $250 million


Acquisitions Per Year
($ in millions)
$120
$100
$80
$60
$40
$20
$0
$0.0
$72.3
$29.6 (1)
$44.6
$107.5
$56.8
$76.3 (1)
2009
2010
2011
2012
2013
2014
2015

(1) Includes our 50% share of an unconsolidated joint venture property in (i) Savannah, GA, acquired in 2011 and (ii) Manahawkin, NJ, acquired in 2015

Recent Acquisitions

ONE LIBERTY PROPERTIES, INC.

Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Lease Expiration	Purchase Price	GAAP Yield (1)	Financing Information (at time of purchase)
07/28/2015	Industrial	Supplier to auto industry	Birmingham	AL	02/28/2022	$16,750,000	7.4%	All Cash
06/15/2015	Shopping Center (2)	Kmart, TJ Maxx, Regal Cinemas, etc.	Manahawkin	NJ	03/31/2016-10/31/2023	$21,750,000	10.0%	$13,050,000 mortgage
05/21/2015	Industrial	Archway Roofing	Louisville	KY	06/30/2017	$ 300,000	12.2%	All Cash
03/31/2015	Retail	Shopko	Lincoln	NE	01/30/2021	$ 6,300,000 (3)	9.6%	All Cash
03/24/2015	Other	The Meadows Apartments	Chicago	IL	03/31/2045	$ 9,300,000	9.5%	All Cash
03/18/2015	Industrial	Interline Brands	Louisville	KY	01/21/2021	$ 4,400,000	10.3%	$2,640,000 mortgage
02/25/2015	Shopping Center	Club USA, Chase, Tile Shop, etc.	Denver	CO	07/31/2015-12/31/2032	$17,485,000	7.7% (4)	$11,853,000 mortgage
11/21/2014	Industrial	Progressive Converting	Minneapolis	MN	01/31/2024	$ 7,200,000	7.4%	All Cash
10/21/2014	Supermarket	Pathmark (5)	Philadelphia	PA	09/30/2021	$ 7,729,000	9.0% (4)	$4,635,000 mortgage
10/02/2014	Other	Regal Cinemas Theater	Indianapolis	IN	12/31/2027	$ 9,000,000	8.1%	All Cash
06/26/2014	Industrial	Noxell Corporation	Baltimore	MD	09/30/2015	$11,650,000	7.8% (6)	All Cash
06/04/2014	Other	River Crossing Apartments	Atlanta	GA	05/31/2044	$ 6,510,000	14.3%	All Cash
05/21/2014	Retail	Hobby Lobby	Minneapolis	MN	02/29/2024	$ 4,770,000	7.4%	All Cash
05/07/2014	Retail	Savers Thrift Superstore	Denver	CO	09/30/2022	$ 4,825,000	8.8%	All Cash
01/23/2014	Restaurant	Chuck E. Cheese	Indianapolis	IN	06/30/2018	$ 2,138,000	7.7%	All Cash
01/21/2014	Retail	Total Wine & More	Greensboro	NC	10/31/2017	$ 2,971,000	9.5%	All Cash

(1) GAAP yield represents the base rent and straight line rental accruals payable over the remaining term of the lease, annualized, divided by the purchase price
(2) Represents our 50% share of the purchase price paid and the mortgage obtained by an unconsolidated joint venture in which we have a 50% interest
(3) We purchased our unconsolidated joint venture partner's 50% interest
(4) Represents the GAAP yield earned by our consolidated joint venture in which we have a 90% interest
(5) The tenant recently filed for Chapter 11 bankruptcy protection and moved to have the lease rejected
(6) Represents the GAAP yield earned by our consolidated joint venture in which we have a 95% interest

Recent Mortgages

ONE LIBERTY PROPERTIES, INC.

Date Financed	Property Type	Tenant (or d/b/a)	MSA	State	Mortgage Amount	Mortgage Maturity	Interest Rate
07/23/2015	Retail	Office Depot	Raleigh/Durham	NC	$ 3,336,000	06/05/2025	4.35%
07/23/2015	Retail	Office Depot	Chicago	IL	$ 3,954,000	06/05/2025	4.35%
07/23/2015	Retail	Office Depot	El Paso	TX	$ 2,595,000	06/05/2025	4.35%
07/23/2015	Retail	Office Depot	Eugene	OR	$ 2,970,000	06/05/2025	4.35%
06/15/2015 (1)	Shopping Center	Kmart, TJ Maxx, Regal Cinemas, etc.	Manahawkin	NJ	$13,050,000	07/01/2025	4.00%
06/11/2015 (2)	Flex	L3 Communications	Hauppauge	NY	$12,500,000	07/01/2027	4.04%
03/23/2015	Retail	Office Depot, Party City, PetSmart	Lake Charles	LA	$ 5,525,000	06/30/2022	3.59%
03/18/2015	Industrial	Interline Brands	Louisville	KY	$ 2,640,000	02/05/2021	3.88%
02/25/2015	Shopping Center	Club USA, Chase, The Tile Shop, etc.	Denver	CO	$11,852,750	02/25/2025	4.12%
02/10/2015	Industrial	Progressive Converting	Minneapolis	MN	$ 4,450,000	03/01/2025	4.20%
02/06/2015 (1)(2)	Industrial	Caterpillar Global Mining	Milwaukee	WI	$ 3,737,500	03/01/2022	3.49%
01/30/2015	Retail	Hobby Lobby	Onalaska	WI	$ 3,800,000	02/01/2030	4.38%
12/03/2014	Other	Regal Cinemas Theater	Indianapolis	IN	$ 4,500,000	12/03/2024	5.00%
11/21/2014	Supermarket	Pathmark	Philadelphia	PA	$ 4,635,000	11/01/2021	3.89%
10/07/2014	Restaurant	Chuck E Cheese	Indianapolis	IN	$ 1,000,000	10/07/2019	4.45%
10/07/2014	Restaurant	TGI Fridays	Richmond/Greensboro	VA/NC	$ 3,500,000	10/07/2021	4.60%
09/09/2014	Retail	Hobby Lobby	Minneapolis	MN	$ 3,200,000	10/01/2024	4.50%
08/22/2014	Restaurant	Hooters	Myrtle Beach & Concord	SC/NC	$ 3,317,600	09/01/2024	4.38%
08/19/2014	Industrial	Mitsubishi	Melville	NY	$ 3,000,000	09/10/2019	3.69%
08/01/2014 (2)	Office Supply	Office Depot/Michaels	Athens	GA	$ 3,000,000	03/05/2024	4.68%
07/16/2014 (2)	Health & Fitness	LA Fitness	Hamilton	OH	$ 5,225,000	12/05/2023	4.62%

(1) Represents our 50% share of a mortgage in an unconsolidated joint venture
(2) These mortgages were refinanced or modified

Acquisition Case Study – Ground Lease

- In March 2015, acquired 49 acres of land located in Lakemoor, IL (Chicago MSA) which was simultaneously ground leased to an experienced multi-family operator
- The land is improved by a class A 496 unit garden style multi-family complex
- 19 acres are undeveloped and zoned for an additional 224 units
- The property is currently being renovated at a cost of approximately $1.25 million



SUBJECT PROPERTY
The Meadows
42 Miles
McHenry
Crystal Lake
Waukegan
North Chicago
Lake Forest
Mundelein
Vernon Hills
Lake Zurich
Highland Park
Algonquin
Buffalo Grove
Northbrook
Arlington Heights
Evanston
Elgin
Schaumburg
Des Plaines
Park Ridge
Elk Grove Village
Roselle
Bensenville
Elmwood Park
Oak Park
Chicago
Wheaton
Cicero
Carol Stream
West Chicago
Geneva
St Charles

Purchase Price	$ 9,300,000
Year 1 Rental Income	$ 1,102,319
Return on Equity	***11.85%***



Acquisition Case Study – Industrial

ONE LIBERTY PROPERTIES, INC.

- In March 2015, acquired a distribution facility in Louisville, KY, net leased to Interline Brands, Inc. which is to be acquired by The Home Depot, Inc. (NYSE: HD)
- Interline Brands is a large-scale national distributor of maintenance, repair and operations products
- 6 miles southeast of downtown Louisville–Southside/Airport features a low vacancy rate of 2.6% on 39 million SF
- The building is 125,370 SF on 5.49 acres of land with 20' clear heights, 18 dock doors and 3 drive-in doors. A $450,000 renovation was recently completed


Louisville
6 Miles
SUBJECT PROPERTY
4829 Jennings Lane,
Louisville, KY 40218
INTERLINE

Purchase Price	$4,400,000
Mortgage (1)	($2,640,000)
Net Equity Invested	$1,760,000
Year 1 Rental Income	$451,332
Interest Expense - 3.88% (1)	(101,983)
Net Cash to OLP	$349,349
Return on Equity	***19.85%***



(1) Mortgage with an interest rate of 3.88% closed simultaneously with the acquisition

Acquisition Case Study – Industrial

ONE LIBERTY PROPERTIES, INC.

- In November 2014, acquired a distribution facility in New Hope (Minneapolis), MN, net leased to Progressive Converting, Inc.
- Progressive Converting is the largest paper converter by market share in the United States
- 7 miles northwest of downtown Minneapolis – northwest Minneapolis-St. Paul submarket features a low vacancy rate of 5.8%
- The building is 121,225 SF on 7.33 acres of land with 27' clear heights and 23 dock doors. A $1.2 million renovation was recently completed


SUBJECT PROPERTY
4948 Winnetka Ave N
Progressive Converting
7 Miles
Minneapolis
Brooklyn Park
New Hope
Crystal
Golden Valley
St Louis Park

Purchase Price	$7,200,000
Mortgage (1)	($4,450,000)
Net Equity Invested	$2,750,000
Year 1 Rental Income	$511,796
Interest Expense - 4.20% (1)	(185,453)
Net Cash to OLP	$326,343
Return on Equity	***11.87%***



(1) Mortgage with an interest rate of 4.20% closed February 10, 2015

Acquisition/Disposition Case Study

- In October 2011, acquired a vacant Home Depot in Cherry Hill, NJ through a consolidated JV
- 6 miles east of downtown Philadelphia
- The building is 114,000 SF on 12.4 acres of land
- Simultaneously with closing, we entered into a long term lease with Burlington Coat Factory for approximately 60% of the building
- Financed the asset in February 2012
- Leased the remaining vacant space to Sears Outlet Stores in June 2013
- Property sold January 13, 2015 for $16.3 million, resulting in a gain to OLP of approximately $4.7 million, net of all costs

Purchase Price	$ 5,800,000
Sale Price	$16,300,000
Internal Rate of Return to OLP	*22.3%*


sears outlet


Burlington

Blend and Extend Case Study - Office Depot

- In September 2008, acquired 8 sites from Office Depot in a sale leaseback transaction
- The 10 year original leases were absolute net
- Sold three locations at a profit in 2011 and 2012
- In June 2015, Office Depot agreed to lease extensions through 2025 at four sites, absolute net, with increases of 10% every 5 years
- In exchange for this long term commitment, rent was lowered at the four sites by an average of 7% from the prior rent
- The 8th site is dark and paying
- July 2015 – new financing of $12.85 million with a 10 year term at an interest rate of 4.35% secured by the properties with extended leases



Seattle
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
WISCONSIN
MICHIGAN
Ottawa
Toronto
MAINE
VT
NH
NEW YORK
MA Boston
NEBRASKA
IOWA
Chicago
ILLINOIS
INDIANA
OHIO
PENN
New York
NEVADA
UTAH
United States
COLORADO
KANSAS
MISSOURI
WEST VIRGINIA
VIRGINIA
KENTUCKY
CALIFORNIA
Las Vegas
OKLAHOMA
TENNESSEE
Los Angeles
ARIZONA
NEW MEXICO
ARKANSAS
MISSISSIPPI
SOUTH CAROLINA
San Diego
TEXAS
ALABAMA
GEORGIA
LOUISIANA
Houston
FLORIDA
Green: Extended
Red: Sold
Black: Dark



Office DEPOT

Balance Sheet Information

Gross Assets (1):	$705.8 million
Total Debt/Gross Assets (2):	49.8%
Fixed Rate Debt (3):	91.4%
Debt Service Coverage Ratio (4):	2.3 to 1.0
Fixed Charge Coverage Ratio (4):	2.0 to 1.0
FFO Payout (5):	85.7%

- **Liquidity available to acquire in excess of an estimated $150 million of properties as of September 1, 2015**
- **$45.8 million available on a $75 million Line of Credit as of September 1, 2015**

(1) Gross assets represents total assets plus accumulated depreciation of $81.2 million at June 30, 2015
(2) Total debt represents total debt plus $18.6 million, representing our 50% share of debt of our unconsolidated joint ventures at June 30, 2015
(3) As of June 30, 2015
(4) Calculated in accordance with the credit facility at June 30, 2015
(5) Based on the dividends and FFO per share for 2014

Laddered Mortgage Debt Maturities (1)

- Weighted average interest rate of 4.78% on fixed rate debt
- There is approximately $7.7 million ($0.47 per share) of scheduled amortization of mortgages for the 12 months ending June 30, 2016



Balloon Payments Due For the Twelve Months Ending June 30
($ in millions)
$160
$140
$120
$100
$80
$60
$40
$20
$0
$19.8
$18.7
$17.4
$8.5
$3.5
$142.1
2016
2017
2018
2019
2020
2021 & Beyond

(1) As of June 30, 2015 and includes our share of the mortgage debt of our unconsolidated joint ventures

Experienced Management Team

ONE LIBERTY PROPERTIES, INC.

Patrick J. Callan, Jr. *President & CEO*	• Chief Executive Officer since 2008, President since 2006, Director since 2002 • Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie • Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio
Lawrence G. Ricketts, Jr. *COO & EVP*	• Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999) • Over $1 billion in transaction experience in acquisitions and dispositions on over 180 deals
David W. Kalish, CPA *SVP & CFO*	• Senior Vice President and Chief Financial Officer since 1990 • Senior Vice President, Finance of BRT Realty Trust (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990
Matthew J. Gould *Chairman*	• Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011 • Senior Vice President of BRT Realty Trust (NYSE: BRT) since 1993 and Trustee since 2004 • Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012
Fredric H. Gould *Vice Chairman*	• Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013 • Chairman of BRT Realty Trust (NYSE: BRT) from 1984 to April 2013 and Trustee since 1984 • Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013 • Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998

TOP TENANTS' PROFILES

Havertys Furniture – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Haverty Furniture Companies, Inc. (NYSE:HVT)
- Represents 7.8% of 2015 contractual rental income
- Full service home furnishings retailer founded in 1885
- Public company since 1929
- 120 showrooms in 16 states in the Southern and Midwestern regions
- Havertys has weathered many economic cycles, from recessions to depressions to boom times
- Total assets of $461 million and stockholders' equity of $292 million as of December 31, 2014


HAVER

Havertys – Cedar Park (Austin), TX

Source: Tenant's website

- 11 properties aggregating 611,930 SF
  - Duluth (Atlanta), GA
  - Fayetteville (Atlanta), GA
  - Wichita, KS
  - Lexington, KY
  - Bluffton (Hilton Head), SC
  - Amarillo, TX
  - Cedar Park (Austin), TX
  - Tyler, TX
  - Richmond, VA
  - Newport News, VA
  - Virginia Beach, VA
- Properties subject to a unitary lease which expires in 2022
- The rent per square foot on the portfolio is $7.47

Representative Havertys – Richmond, VA

ONE LIBERTY PROPERTIES, INC.

- Building: 38,788 SF on 2.16 acres. Built in 1979 and renovated and expanded in 2001. Havertys has operated at this location for more than 14 years.
- 3 Mile Demographics (Source: Sites USA, 2015) - Population: 55,421 Average HH Income: $107,126
- Location: 11501 Midlothian Turnpike, Richmond, VA; 8 miles southwest of downtown Richmond (the capital of Virginia)
- Located directly across from Chesterfield Towne Center, a Macerich owned 1.03 million SF super-regional mall on the heavily trafficked Rt-60 (Midlothian Turnpike, traffic counts exceed 50,000 vehicles daily). The site is surrounded by national retailers.


DICK'S
LOWE'S
Chesterfield Towne Center
Macerich Owned
1.03 Million SF
macy's
Sears
JCPenney
BARNES & NOBLE
GANDER
BEST BUY
hhgregg
DSW
Office DEPOT
T.J.maxx
PETSMART
STAPLES
TOYS R US
SUBJECT
PROPERTY
HAVERTYS
Michaels
BED BATH & BEYOND
KOHL'S
TARGET


Wyndham
Short Pump
Glen Allen
Laurel
Mechanicsville
West End
Tuckahoe
Richmond
East Highland Park
Highland Springs
Bon Air
Midlothian
SUBJECT
PROPERTY
HAVERTYS
Bensley
Bellwood
Chesterfield County Airport
Pocahontas State Park
Chesterfield Court House
Richmond International Airport

Source: Tenant's website

LA Fitness – Tenant Profile

- Tenant: LA Fitness International LLC
- Represents 5.2% of 2015 contractual rental income
- LA Fitness currently operates over 500 clubs in 21 states
- The company was founded in 1984 and is headquartered in Irvine, CA
- 3 properties representing 141,663 SF

  % of 2015 Contractual Rental Income
  - Secaucus, NJ: 2.3%
  - Tucker, GA: 1.7%
  - Hamilton, OH: 1.2%

Representative LA Fitness – Secaucus, NJ

- Building: 44,863 SF on 1.23 acres
- 3 Mile Demographics (Source: Sites USA 2015)
  - Population: 294,998
  - Daytime Population: 122,762 (within a 3 mile radius)
  - Average HH Income: $81,403
- Location: 485 Harmon Meadow Blvd, Secaucus, NJ; 4 miles west of Manhattan
- The Harmon Meadow development features 2 million SF of office space, 7 hotels and over 1 million SF of retail space
- Lease expires February 28, 2025


LA FITNESS

Source: Tenant's website

LA Fitness – Secaucus, NJ


North Bergen
Guttenberg
West New York
Union City
Weehawken
Hoboken
495
KOHL'S

Aerial Photo of Secaucus, NJ

Office Depot – Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Office Depot, Inc. (NYSE: ODP)
- Represents 5.1% of 2015 contractual rental income
- Leading global provider of office products and services
- The combined entity has more than 1,800 retail stores in 56 countries and closed approximately 400 stores in 2014
- ODP is rated by S&P B- with a positive outlook
- Revenue of $16 billion for the 12 months ended December 27, 2014
- Currently pending merger with Staples, subject to various approvals



Office DEPOT

Office Depot – Cary, NC

Source: Tenant's website

- 8 properties representing 206,569 SF

<u>% of 2015 Contractual Rental Income</u>

- Chicago, IL: 0.9%
- Cary (Raleigh-Durham), NC: 0.8%
- El Paso, TX: 0.6%
- Eugene, OR: 0.6%
- Kennesaw (Atlanta), GA*: 0.9%
- Athens, GA : 0.4%
- Lake Charles, LA: 0.4%
- Batavia, NY: 0.5%

- The first 4 locations listed above are subject to similar leases which expire in 2025 and were all part of the original sale leaseback transaction in 2008

* This location is currently dark and paying rent

Representative Office Depot – Chicago, IL

ONE LIBERTY PROPERTIES, INC.

- Building: 23,939 SF on 2.62 acres. Built in 1994. Office Depot has operated at this location for more than 21 years.
- 3 Mile Demographics (Source: Sites USA, 2015) - Population: 545,577 Average HH Income: $95,515
- Location: 2928 N. Ashland Ave, Chicago, IL; 4 miles northwest of downtown Chicago
- Located in a shopping center co-anchored by Jewel Osco with a 24 hour pharmacy. Other national retailers in the center include T-Mobile, H&R Block, Pier 1 Imports, Game Stop and Super Cuts. The property is approximately 1 mile southwest of Wrigley Field in a dense infill neighborhood.



Wrigley Field
Home of the Cubs
SUBJECT
PROPERTY
Office DEPOT
Jewel-Osco
Costco
Dominick's
Marshalls



SUBJECT
PROPERTY
Office DEPOT
Chicago

Source: Tenant's website

Northern Tool & Equipment – Tenant Profile

- Tenant: Northern Tool & Equipment
- Represents 4.6% of 2015 contractual rental income
- A large United States distributor of industrial grade and personal use power tools and equipment
- Acquired The Sportsman's Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain
- The Class A, 30 foot clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate-77

- Location: 1850 Banks Road, Fort Mill, SC
- Building: 701,595 SF on 40 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 25,008
  - Average HH Income: $70,671
- Lease expires April 30, 2029



Northern Tool – Fort Mill, SC


I-77 96,000 Traffic Count
SUBJECT PROPERTY 1850 Banks Road, Fort Mill, SC
NORTHERN TOOL + EQUIPMENT
Energizer
New 877,200 SF D.C Facility under Construction
ROSS DRESS FOR LESS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N
Huntersville
Charlotte
Kilborne District Park
Frank Liske
Harrisburg
Mint Hill
Matthews
Indian Trail
Weddington
Waxhaw

Source: Tenant's website

Ferguson Enterprises– Tenant Profile

ONE LIBERTY PROPERTIES, INC.

- Tenant: Ferguson Enterprises, Inc.
- Represents 4.2% of 2015 contractual rental income
- One of the largest United States distributors of plumbing supplies, pipes, valves and fittings
- Ferguson is a large and profitable United States operating subsidiary of Wolseley plc (LON:WOS), an international industrial supply & distribution company with a $11 billion market cap

- Location: 4501 Hollins Ferry Rd, Baltimore MD
- 5 miles south of downtown Baltimore
- Building: 367,000 SF on 28 acres
- 3 Mile Demographics (Source: Sites USA, 2015)
  - Population: 88,706
  - Average HH Income: $65,079
- Lease expires March 31, 2022


FERGUSON

Ferguson - Baltimore, MD


Baltimore
SUBJECT PROPERTY
FERGUSON

Source: Tenant's website

GAAP Reconciliation

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per common share (on a diluted basis) in accordance with GAAP to FFO and AFFO:

	For the Six Months Ended June 30,	For the Years Ended December 31,			
	2015	2014	2013	2012	2011
GAAP net income	$ 0.70	$ 1.37	$ 1.14	$ 2.16	$ 0.96
Add: depreciation of properties	0.46	0.90	0.78	0.66	0.66
Add: our share of depreciation in unconsolidated joint ventures	0.01	0.02	0.03	0.06	0.05
Add: impairment loss/charges	-	0.07	0.01	-	-
Add: amortization of deferred leasing costs	0.01	0.01	0.01	0.01	0.01
Add: Federal excise tax relating to gain on sales	-	0.02	-	0.02	-
Deduct: gain on sales of real estate	(0.33)	(0.63)	-	(1.32)	(0.07)
Deduct: purchase price fair value adjustment	(0.06)	-	-	-	-
Deduct: net gain on sales of real estate of unconsolidated joint ventures	-	-	(0.30)	-	-
Adjustments for non-controlling interests	0.09	(0.01)	(0.01)	-	-
NAREIT funds from operations per common share	**0.88**	**1.75**	**1.66**	**1.59**	**1.61**
Deduct: straight-line rent accruals and amortization of lease intangibles	(0.06)	(0.10)	(0.07)	(0.09)	(0.10)
Deduct: lease termination fee income	(0.04)	(0.08)	-	-	-
Deduct: gain on extinguishment of debt	-	-	-	-	(0.08)
Add: our share of straight-line rent accruals and amortization of lease intangibles of unconsolidated joint ventures	-	-	-	0.01	-
Add: prepayment costs on debt related to sale of real estate	0.03	0.10	0.01	-	-
Add: amortization of restricted stock compensation	0.08	0.11	0.09	0.08	0.07
Add: amortization of deferred financing costs	0.04	0.06	0.06	0.06	0.06
Adjustments for non-controlling interests	(0.01)	-	-	-	-
Adjusted funds from operations per common share	**$ 0.92**	**$ 1.84**	**$ 1.75**	**$ 1.65**	**$ 1.56**
AFFO PAYOUT RATIO	**85%**	**82%**	**81%**	**81%**	**85%**

Summary – Why OLP?

ONE LIBERTY PROPERTIES, INC.

- Current dividend yield of 7%
- Since 2011 dividend has consistently grown
- Average 5 year annualized total return of 31%
- Occupancy rate through various cycles (since 2008) never below 98%
- Insiders own 23% of OLP